EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the Quarterly Report of Oyocar Group Inc. (the "Company")  on Form 10-Q for the period  ended  May 31, 2024  as filed with the Securities  and  Exchange  Commission  on the date hereof (the  "Report"),  the undersigned,  in the  capacities  and  on  the  dates  indicated  below,  hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 9, 2024

/s/ Jonathan Rafael Perez Peralta

Jonathan Rafael Perez Peralta
President, Chief Executive Officer and Chief Financial Officer